UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2024
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COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 E. Evelyn Ave. Mountain View, California		94041
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 963-9884
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	COUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On October 24, 2024, Coursera, Inc. (the “Company,” “we,” “us,” or “our”) issued a press release announcing its financial results for the quarter ended September 30, 2024. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure
On October 24, 2024, the Company announced a commitment to reduce overall expenses, focus efforts, and prioritize future investments in key initiatives that are expected to drive long-term, sustainable growth. We expect this initiative to generate at least $30 million in annualized structural cost savings, creating capacity for targeted investments, as well as incremental profitability. In connection with this effort, we plan to reduce our global workforce by approximately 10% to better align our cost structure and personnel needs with our business objectives, growth opportunities, and operational priorities.
The information under Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release announcing Coursera’s third quarter ended 2024 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COURSERA, INC.

Date:	October 24, 2024	By:	/s/ Michele M. Meyers
Michele M. Meyers Vice President, Accounting and Chief Accounting Officer